                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date or earliest event reported): December 20, 2001.


                              KEY3MEDIA GROUP, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                        1-16061                 95-4799962
(State or other Jurisdiction         (Commission File            IRS Employer
      of incorporation)                   Number)            Identification No.)

                         5700 Wilshire Blvd., Suite 325
                              Los Angeles, CA 90036
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (323) 954-6000


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

                              ITEM 5. OTHER EVENTS.

On December 20, 2001, Key3Media Group, Inc. announced that it had raised an additional $15 million through the sale of shares of its convertible preferred stock. The press release announcing such transaction is attached hereto as
Exhibit 99.1.
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS

99.1 Press release dated December 20, 2001, announcing the sale of additional shares of the Registrant's convertible preferred stock.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              KEY3MEDIA GROUP, INC.

      Dated: December 20, 2001          By: /s/ Peter B. Knepper
                                            --------------------
                                        Name:  Peter B. Knepper
                                        Title: Executive Vice President
                                               and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
99.1              Press release dated December 20, 2001, announcing the sale of additional shares of the Registrant's convertible preferred stock.